Exhibit 10.2
TERMINATION OF PURCHASE AGREEMENT
     THIS TERMINATION OF PURCHASE AGREEMENT (this “Agreement”), dated as of August 2, 2009, is entered into by and between Hicks Acquisition Company I, Inc., a Delaware corporation (the “Company”), Thomas O. Hicks (the “Buyer”) and HH-HACI, L.P. (collectively, the “Parties,” and each, a “Party.”)
PRELIMINARY STATEMENTS
     A. The Buyer and the Company have entered into a Co-Investment Securities Purchase Agreement dated as of September 26, 2007 (the “Purchase Agreement”); and
     B. Upon the advice of financial advisors and a majority of the independent directors of the Company, the Company wishes to terminate the Purchase Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the Parties hereto agree as follows:
     1. Termination. The Purchase Agreement is hereby terminated and of no further force and effect. For the avoidance of doubt, Section 6.1 (Failure to Purchase) of the Purchase Agreement is hereby rendered null and void.
     2. Authority. Each Party represents that such Party has full power and authority to enter into this Agreement, and that this Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.
     3. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement.
     4. Applicable Law. This Agreement, the entire relationship of the Parties, and any litigation between the Parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

HICKS ACQUISITION COMPANY I, INC.

By:	/s/ Joseph B. Armes

Joseph B. Armes
President, Chief Executive Officer
and Chief Financial Officer

BUYER:

/s/ Thomas O. Hicks

Thomas O. Hicks

HH-HACI, L.P.

By: HH-HACI GP, LLC, its general partner

	By:	/s/ Thomas O. Hicks

Thomas O. Hicks
Sole Member and Manager